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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 21, 2006


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 (Entry into a Material Definitive Agreement)

Amendment to Credit Facility

On April 21, 2006, the Company and its subsidiary EasyLink Services USA, Inc. entered into an amendment to their credit agreement with Wells Fargo Foothill, Inc.

Under the amendment, in consideration of the Company's raising $5.4 million in equity pursuant to the common stock purchase agreement dated April 14, 2006 and satisfying its $3 million loan repayment obligation under the credit agreement on April 21, 2006, Wells Fargo Foothill agreed to further modify the EBITDA covenant in the credit agreement. Under the amendment, sales, marketing and product development costs or expenses of the Company in excess of those amounts for any such item referenced in the amendment in an amount not to exceed $1,400,000 in the aggregate shall be added back to EBITDA solely for the fiscal years 2006 and 2007.

The form of the amendment is included in this filing as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the terms of the amendment is not complete and is qualified in its entirety by reference to
Exhibit 10.1 to this filing.

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2006, EasyLink Services Corporation (the "Company" or "EasyLink") issued a press release relating to its financial results for the first quarter ending March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 2.02 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless specifically incorporated by reference in such filing.

Item 9.01 (c) Exhibits.

The following exhibits are filed herewith:

  EXHIBIT NO.                DESCRIPTION

  Exhibit 10.1* Fourth Amendment to Credit Agreement dated as of April 21, 2006, by and among Easylink Services Corporation, EasyLink Services USA, Inc. and Wells Fargo Foothill, Inc.

  Exhibit No. 99.1   Press Release dated April 24, 2006.

  * Certain attachments are omitted, but will be furnished supplementally to the Commission upon request.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2006

                          EASYLINK SERVICES CORPORATION


                             By: /s/ Thomas Murawski
                                 -------------------
                                 Thomas Murawski, Chairman, President and
                                 Chief Executive Officer




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                                INDEX TO EXHIBITS


    EXHIBIT NO.                 DESCRIPTION

Exhibit 10.1* Fourth Amendment to Credit Agreement dated as of April 21, 2006, by and among Easylink Services Corporation, EasyLink Services USA, Inc. and Wells Fargo Foothill, Inc.

Exhibit No. 99.1           Press Release dated April 24, 2006.

* Certain attachments are omitted, but will be furnished supplementally to the Commission upon request.


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